UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report) October 22, 2007

(Date of earliest event reported) October 18, 2007

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modifications to Rights of Security Holders

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On October 18, 2007, our board of directors approved an amendment to our By-Laws to allow for election of directors in uncontested elections by a majority vote of those shareholders voting. Previously, our By-Laws provided for the election of directors by plurality vote in all cases. Election of directors by a plurality vote will continue to apply for contested elections. A copy of our amended and restated By-Laws, including such amendment, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events

On October 18, 2007, the our board of directors approved submitting to shareholders an amendment to our certification of incorporation to provide for the annual election of directors. The amendment must be approved by 80 percent of our outstanding shares at our annual meeting to be held in the spring of 2008. Currently, our board of directors is separated into three classes of directors, with each director in a class standing for re-election every three years.

Item 9.01	Financial Statements and Exhibits

Exhibits
3.1	By-Laws of ONEOK, Inc., as amended and restated.

99.1	Press release issued by ONEOK, Inc., October 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	October 22, 2007	By:	/s/ Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer

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